Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

10. INVESTMENTS

Our investments balance consisted of the following:

	December 31,
	2011	2010
Assets related to employee benefit plans, including employee savings programs, net of distributions	$70	$74
Investment in unconsolidated affiliates	—	1
Land	3	3

Total investments	$73	$78

Assets Related to Employee Benefit Plans

The majority of these assets represent cash surrender values of life insurance policies that are purchased to fund liabilities under deferred compensation plans. At December 31, 2009, we began paying the premiums and became the beneficiary of these life insurance policies. EFH Corp. was the previous beneficiary. At December 31, 2011 and 2010, the face amount of these policies totaled $137 million, and the net cash surrender values (determined using a Level 2 valuation technique) totaled $46 million and $53 million, respectively. Changes in cash surrender value are netted against premiums paid. Other investment assets held to satisfy deferred compensation liabilities are recorded at market value.

Restricted Cash

	At December 31, 2011		At December 31, 2010
	Current Assets	Noncurrent Assets	Current Assets	Noncurrent Assets
Customer collections related to transition bonds used only to service debt and pay expenses	$57	$—	$53	$—
Reserve for fees associated with transition bonds	—	10	—	10
Reserve for shortfalls of transition bond charges	—	6	—	6

Total restricted cash	$57	$16	$53	$16